SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 11, 2004

Continental Materials Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-03834	36-2274391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Wacker Drive, Suite 1800, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 541-7200

(Not Applicable)
Former name or former address, if changed since last report

Item 7.                              Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit 99.1  Press release issued May 11, 2004 entitled “Continental Materials Corporation Reports Improved First Quarter Results”.

Item 12.                       Results of Operations and Financial Condition

On May 11, 2004 the registrant issued a press release disclosing the results of its operations for the first quarter of 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL MATERIALS CORPORATION

	By	/S/Mark S. Nichter
Mark S. Nichter
Secretary and Controller

Dated: May 13, 2004